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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [X]

         PRE- EFFECTIVE AMENDMENT NO.                                  [ ]

         POST-EFFECTIVE AMENDMENT NO. 89                               [X]

                                                       and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
         OF 1940                                                       [X]

         AMENDMENT NO. 72                                              [X]

                                          (Check appropriate box or boxes.)

JANUS INVESTMENT FUND
(Exact Name of Registrant as Specified in Charter)

100 FILLMORE STREET, DENVER, COLORADO 80206-4928
Address of Principal Executive Offices           (Zip Code)

REGISTRANT'S TELEPHONE NO., INCLUDING AREA CODE:  303-333-3863

THOMAS A. EARLY - 100 FILLMORE STREET, DENVER, COLORADO 80206-4928 (Name and Address of Agent for Service)

Approximate Date of Proposed Offering:  February 29, 2000

It is proposed that this filing will become effective (check appropriate box):
          [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
          [ ] on (date) pursuant to paragraph (b) of Rule 485
          [X] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
          [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
          [ ] 75 days after  filing  pursuant to paragraph (a)(2) of Rule 485
          [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

          [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                     [JANUS LOGO]

                         Janus Strategic Value Fund

                                       PROSPECTUS

                                       JANUARY 31, 2000

                         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]

                                                              Table of contents

                RISK/RETURN SUMMARY
                   Janus Strategic Value Fund...................    2
                   Fees and expenses............................    4
                INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Investment objective and principal investment
                   strategies...................................    5
                   General portfolio policies...................    7
                   Risks........................................   10
                SHAREHOLDER'S MANUAL
                   Minimum investments..........................   15
                   Types of account ownership...................   15
                   How to open your Janus account...............   17
                   How to purchase shares.......................   18
                   How to exchange shares.......................   20
                   How to redeem shares.........................   22
                   Shareholder services and account policies....   26
                MANAGEMENT OF THE FUND
                   Investment adviser...........................   31
                   Portfolio manager............................   32
                OTHER INFORMATION............... ...............   33
                DISTRIBUTIONS AND TAXES
                   Distributions................................   35
                   Taxes........................................   36
                GLOSSARY
                   Glossary of investment terms.................   38


                                                            Table of contents  1

Risk return summary

JANUS STRATEGIC VALUE FUND

1. WHAT IS THE INVESTMENT OBJECTIVE OF JANUS STRATEGIC VALUE FUND?

               The Fund seeks long-term growth of capital.

               The Fund's Trustees may change this objective without a shareholder vote and the Fund will notify you of any changes that are material. If there is a material change in the Fund's objective or policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF JANUS STRATEGIC VALUE FUND?

               The Fund invests primarily in common stocks with the potential for long-term growth of capital using a "value" approach. The "value" approach the portfolio manager uses emphasizes investments in companies he believes are undervalued relative to their intrinsic worth.

               The portfolio manager measures value as a function of price/earnings (P/E) ratios and price/free cash flow. A P/E ratio is the relationship between the price of a stock and its earnings per share. This figure is determined by dividing a stock's market price by the company's earnings per share amount. Price/free cash flow is the relationship between the price of a stock and its available cash from operations minus capital expenditures.

               The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.


               The Fund may invest without limit in foreign equity and debt securities and less than 35% of its net assets in high-yield/high-risk bonds.


               The portfolio manager applies a "bottom up" approach in choosing investments. In other words, he looks for companies with earnings growth potential one at a time. If the portfolio manager is unable to find such investments, with earnings growth

 2 Janus Strategic Value Fund
               potential, a significant portion of the Fund's assets may be in cash or similar investments.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN JANUS STRATEGIC VALUE FUND?

               The biggest risk of investing in this Fund is that its returns may vary and you could lose money. If you are considering investing in the Fund, remember that it is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

               The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value (NAV) will also decrease which means if you sell your shares in the Fund you would get back less money.


               The Fund is nondiversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.


               An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                          Risk return summary  3

FEES AND EXPENSES

               SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. All Janus funds are no-load investments, so you will not pay any shareholder fees when you buy or sell shares of the Fund.

               ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

               This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                        Janus Strategic Value Fund
   Management Fee(1)                                               0.65%
   Other Expenses(2)                                               0.60%
   Total Annual Fund Operating Expenses                            1.25%

--------------------------------------------------------------------------------
  (1) "Management Fee" reflects a reduced fee schedule effective January 31, 2000. The management fee for the Fund reflects the new rate applied to net assets as of October 31, 1999.
  (2) "Other Expenses" are based on the estimated expenses that the Fund expects to incur in its initial fiscal year.
--------------------------------------------------------------------------------
  EXAMPLE:
  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 Year    3 Years
                                                                 -----------------
   Janus Strategic Value Fund                                     $127      $397

 4 Janus Strategic Value Fund

                                                 Investment objective, principal
                                                            investment
                                                            strategies and risks

               This section takes a closer look at the investment objective of the Fund, its principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Please carefully review the "Risks" section of this Prospectus on pages 10-12 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

               Janus Strategic Value Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks with the potential for long-term growth of capital using a "value" approach. The "value" approach the portfolio manager uses emphasizes investments in companies he believes are undervalued relative to their intrinsic worth.

               The portfolio manager measures value as a function of price/earnings (P/E) ratios and price/free cash flow. A P/E ratio is the relationship between the price of a stock and its earnings per share. This figure is determined by dividing a stock's market price by the company's earnings per share amount. Price/free cash flow is the relationship between the price of a stock and its available cash from operations minus capital expenditures.

               The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

              Investment objective, principal investment strategies and risks  5

The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

               The Fund may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio manager generally takes a "bottom up" approach to selecting companies. In other words, he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. He makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the Fund. Income realized on the Fund's investments will be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

               Generally, yes. The portfolio manager seeks companies that meet his selection criteria regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

3. HOW DOES THE PORTFOLIO MANAGER DETERMINE THAT A COMPANY MAY BE UNDERVALUED?

               A company may be undervalued when, in the opinion of the Fund's portfolio manager, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines,

 6 Janus Strategic Value Fund
               unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio manager believes that buying these securities at a price that is below its intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.

GENERAL PORTFOLIO POLICIES

               In investing its portfolio assets, the Fund will follow the general policies listed below. The percentage limitations included in these policies and elsewhere in this Prospectus apply only at the time of purchase of the security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of securities, it will not be required to dispose of any securities.

               CASH POSITION
               When the Fund's portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, the Fund does not always stay fully invested in stocks. Cash or similar investments generally are a residual - they represent the assets that remain after the portfolio manager has committed available assets to desirable investment opportunities. However, the portfolio manager may also temporarily increase the Fund's cash position to protect its assets or maintain liquidity. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks.

               OTHER TYPES OF INVESTMENTS
               The Fund invests primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks, but it may also invest to a lesser degree in other types of

              Investment objective, principal investment strategies and risks  7 securities. These securities (which are described in the Glossary) may include:

               - debt securities

               - indexed/structured securities

               - high-yield/high-risk bonds (less than 35% of the Fund's assets)

               - options, futures, forwards, swaps and other types of
                 derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

               - securities purchased on a when-issued, delayed delivery or forward commitment basis

               ILLIQUID INVESTMENTS
               The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under the U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES
               The Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies.

               SPECIAL SITUATIONS
               The Fund may invest in special situations. A special situation arises when, in the opinion of the Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer.

 8 Janus Strategic Value Fund

               Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

               PORTFOLIO TURNOVER
               The Fund generally intends to purchase securities for long-term investment although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in the Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

               Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

              Investment objective, principal investment strategies and risks  9

RISKS

               Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.


1. HOW DOES THE NONDIVERSIFIED STATUS OF THE FUND AFFECT ITS RISK?



               Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of the Fund.



2. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?


               If the portfolio manager's perception of a company's worth is not realized in the time frame he expects, the overall performance of the Fund may suffer. In addition, if the market value of a company declines the Fund's performance could suffer. In general, the portfolio manager believes these risks are mitigated by investing in companies that are undervalued in the market in relation to earnings, dividends and/or assets.

 10 Janus Strategic Value Fund

3. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?


               Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.


4. I'VE HEARD A LOT ABOUT HOW THE CHANGE TO THE YEAR 2000 COULD AFFECT COMPUTER SYSTEMS. DOES THIS CREATE ANY SPECIAL RISKS?


               The portfolio manager carefully researches each potential investment before making an investment decision and, among other things, considers Year 2000 readiness when selecting portfolio holdings. However, there is no guarantee that the information the portfolio manager receives regarding a company's Year 2000 readiness is completely accurate. If a company has not satisfactorily addressed Year 2000 issues, the Fund's performance could suffer.


5. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?


               The Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on issues

             Investment objective, principal investment strategies and risks  11 other than the performance of a particular company. These issues include:

               - currency risk

               - political and economic risk

               - regulatory risk

               - market risk

               - transaction costs

               These risks are described in the SAI.


6. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?


               High-yield/high-risk bonds (or "junk" bonds) are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality securities generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade debt securities. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

               Please refer to the SAI for a description of bond rating categories.


7. HOW DOES THE FUND TRY TO REDUCE RISK?


               The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Fund believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the portfolio manager's judgement proves incorrect. Risks associated with the use of derivative instruments are described in the SAI.

 12 Janus Strategic Value Fund

                   Shareholder's
                   Manual

                   This section will help you become
                   familiar with the different types
                   of accounts you can establish with
                   Janus. It also explains in detail
                   the wide array of services and
                   features you can establish on your
                   account, as well as account
                   policies and fees that may apply
                   to your account. Account policies
                   (including fees), services and
                   features may be modified or
                   discontinued without shareholder
                   approval or prior notice.

                                                    [JANUS LOGO]

HOW TO GET IN TOUCH WITH JANUS

               Janus offers two Investor Service Centers for those individuals who would like to conduct their investing in person. Our representatives will be happy to assist you at either of the following locations: Monday-Friday 7:00 a.m. to 6:00 p.m. Mountain time and Saturday 9:00 a.m. to 1:00 p.m. Mountain time.

               100 Fillmore Street, Suite 100
               Denver, CO 80206

               3773 Cherry Creek North Drive, Suite 101
               Denver, CO 80209

 QUICK ADDRESS AND TELEPHONE REFERENCE
--------------------------------------------------------------------------------

  MAILING ADDRESS                               JANUS XPRESSLINE(TM)
  Janus                                         1-888-979-7737
  P.O. Box 173375                               For 24-hour access to account
  Denver, CO 80217-3375                         and fund information,
                                                exchanges, purchases and
  FOR OVERNIGHT CARRIER                         redemptions, automated daily
  Janus                                         quotes on fund share prices,
  Suite 101                                     yields and total returns.
  3773 Cherry Creek North Drive
  Denver, CO 80209-3811                         TDD
                                                1-800-525-0056
  INVESTOR SERVICE REPRESENTATIVES              A telecommunications device
  If you have any questions while reading       for our hearing- and
  this Prospectus, please call one of our       speech-impaired shareholders.
  Investor Service Representatives at
  1-800-525-3713 Monday-Friday: 8:00            JANUS LITERATURE LINE
  a.m.-8:00 p.m., and Saturday: 10:00           1-800-525-8983
  a.m.-4:00 p.m., New York time.                To request a prospectus,
                                                shareholder reports or
  JANUS INTERNET ADDRESS                        marketing materials 24 hours a
  janus.com                                     day.

 14 Janus Strategic Value Fund

MINIMUM INVESTMENTS*
---------------------------------------------

To open a new regular account        $2,500
To open a new retirement,
education or UGMA/UTMA account       $  500
To open a new regular account with
an Automatic Investment Program      $  500**
To add to any type of an account     $  100+

 * The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of accounts.
** An Automatic Investment Pro gram requires a $100 minimum automatic investment per month until the account balance reaches $2,500.
 + The minimum subsequent investment for IRA UGMA/UTMA accounts is $50.


TYPES OF ACCOUNT OWNERSHIP

               If you are investing in the Fund for the first time, you will need to establish an account. You can establish the following types of accounts by completing a New Account Application. To request an application, call 1-800-525-3713 or visit our Web site at janus.com to download an application.

               INDIVIDUAL OR JOINT OWNERSHIP
               Individual accounts are owned by one person. Joint accounts have two or more owners.

               A GIFT OR TRANSFER TO MINOR (UGMA OR UTMA)
               An UGMA/ UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's Social Security number on the application.

               TRUST
               An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

                                                        Shareholder's manual  15

               BUSINESS ACCOUNTS
               Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

TAX-DEFERRED ACCOUNTS

               If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Tax-deferred accounts include retirement plans described below and the Education IRA. Distributions from these plans are generally subject to income tax and may be subject to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

               Investors Fiduciary Trust Company serves as custodian for the tax-deferred accounts offered by the Fund. You will be charged an annual account maintenance fee of $12 for each taxpayer identification number no matter how many tax-deferred accounts you have with Janus. You may pay the fee by check or have it automatically deducted from your account (usually in December). The custodian reserves the right to change the amount of this fee or to waive it in whole or in part for certain types of accounts.

               The following plans require a special application. For an application and more details about our Retirement Plans, call 1-800-525-3713.

               TRADITIONAL AND ROTH INDIVIDUAL RETIREMENT ACCOUNTS
               Both types of IRAs allow most individuals with earned income to contribute up to the lesser of $2,000 ($4,000 for most married couples) or 100% of compensation annually. Please refer to the Janus IRA booklet for more complete information regarding the different types of IRAs.

 16 Janus Strategic Value Fund

               EDUCATION IRA
               This plan allows individuals, subject to certain income limitations, to contribute up to $500 annually on behalf of any child under the age of 18. Please refer to the Janus IRA booklet for more complete information regarding the Education IRA.

               SIMPLIFIED EMPLOYEE PENSION PLAN
               This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

               PROFIT SHARING OR MONEY PURCHASE PENSION PLAN
               These plans are open to corporations, partnerships and sole proprietors to benefit their employees and themselves.

               SECTION 403(B)(7) PLAN
               Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a Section 403(b)(7) Plan.

HOW TO OPEN YOUR JANUS ACCOUNT

               Complete and sign the appropriate application. Please be sure to provide your Social Security or taxpayer identification number on the application and make your check payable to Janus. The Fund is available only to U.S. citizens or residents, and your application will be returned to you if you do not meet these criteria. Send all items to one of addresses listed in the "Quick Address and Telephone Reference" on page 14.

                                                        Shareholder's manual  17

HOW TO PURCHASE SHARES

               PAYING FOR SHARES

               When you purchase shares, your request will be processed at the next NAV calculated after your order is received and accepted. Please note the following:

               - Cash, credit cards, third party checks and credit card checks will not be accepted.

               - All purchases must be made in U.S. dollars.

               - Checks must be drawn on a U.S. bank and made payable to Janus.

               - If a check does not clear your bank, the Fund reserves the right to cancel the purchase.

               - If the Fund is unable to debit your predesignated bank account on the day of purchase, it may make additional attempts or cancel the purchase.

               - The Fund reserves the right to reject any specific purchase request.

               If your purchase is cancelled you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. The Fund (or its agents) has the authority to redeem shares in your account(s) to cover any such losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

               ONCE YOU HAVE OPENED YOUR JANUS ACCOUNT, THE MINIMUM AMOUNT FOR AN ADDITIONAL INVESTMENT IS $100 ($50 FOR IRAS OR UGMA/UTMA ACCOUNTS). You may add to your account at any time through any of the following options:

               BY MAIL

               Complete the remittance slip attached at the bottom of your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a

 18 Janus Strategic Value Fund
               rollover or a current or prior year contribution. Send your check made payable to Janus and remittance slip or written instructions to one of the addresses listed previously. You may also request a booklet of remittance slips for non-retirement accounts.

               BY TELEPHONE

               This service allows you to purchase additional shares quickly and conveniently through an electronic transfer of money. To purchase shares by telephone, call an Investor Service Representative at 1-800-525-3713 during normal business hours or call the Janus XpressLine, 1-888-979-7737, for access to this option 24 hours a day. When you make an additional purchase by telephone, Janus will automatically debit your predesignated bank account for the desired amount. To establish the telephone purchase option on your new account, complete the "Telephone Purchase of Shares Option" section on the application and attach a "voided" check or deposit slip from your bank account. If your account is already established, call 1-800-525-3713 to request the appropriate form. This option will become effective ten business days after the form is received.

               BY WIRE

               Purchases may also be made by wiring money from your bank account to your Janus account. Call 1-800-525-3713 to receive wiring instructions.

               BY INTERNET

               You must pre-establish the "Telephone Purchase of Shares Option" to make a purchase on our Web site at janus.com. If you have questions, please call 1-800-975-9932 to speak to a Janus representative.

               AUTOMATIC INVESTMENT PROGRAMS

               Janus offers several automatic investment programs to help you achieve your financial goals as simply and conveniently as

                                                        Shareholder's manual  19
               possible. You may open a new account with a $500 initial purchase and $100 automatic subsequent investments.

               AUTOMATIC MONTHLY INVESTMENT PROGRAM
               You select the day each month that your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. To establish this option, complete the "Automatic Monthly Investment Program" section on the application and attach a "voided" check from your bank account. If your Fund account is already established, call 1-800-525-3713 to request the appropriate form.

               PAYROLL DEDUCTION
               If your employer can initiate an automatic payroll deduction, you may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account. To obtain information on establishing this option, call 1-800-525-3713.

               SYSTEMATIC EXCHANGE
               With a Systematic Exchange you determine the amount of money ($100 minimum) you would like automatically exchanged from one Janus account to another on any day of the month. For more information on how to establish this option, call 1-800-525-3713.

HOW TO EXCHANGE SHARES

               On any business day, you may exchange all or a portion of your shares into any other available Janus fund.

               IN WRITING

               To request an exchange in writing, please follow the instructions for written requests on page 24.

               BY TELEPHONE

               All accounts are automatically eligible for the telephone exchange option. To exchange shares by telephone, call an Investor Service Representative at 1-800-525-3713 during normal business hours

 20 Janus Strategic Value Fund
               or call the Janus XpressLine, 1-888-979-7737, for access to this option 24 hours a day.

               BY SYSTEMATIC EXCHANGE

               As noted above, you may establish a Systematic Exchange for as little as $100 per month on established accounts. You may establish a new account with a $500 initial purchase and subsequent $100 systematic exchanges. If the balance in the account you are exchanging from falls below the systematic exchange amount, all remaining shares will be exchanged and the program will be discontinued.

               BY INTERNET

               Exchanges may also be made on our Web site at janus.com.

               EXCHANGE POLICIES

               - Except for Systematic Exchanges, new accounts established by exchange must be opened with $2,500 or the total account value if the value of the account you are exchanging from is less than $2,500.

               - Exchanges between existing accounts must meet the $100
                 subsequent investment requirement.

               - You may make four exchanges out of the Fund during a calendar year (exclusive of Systematic Exchanges). Exchanges in excess of this limit may be subject to an exchange fee or may result in termination of the exchange privilege.

               - The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time. For example, the Fund may reject exchanges from accounts engaged in or known to engage in trading in excess of the limit above (including market timing transactions).

               - Exchanges between accounts will be accepted only if the
                 registrations are identical.

                                                        Shareholder's manual  21

               - Be sure to read the prospectus for the fund into which you are exchanging.

               - An exchange represents the sale of shares from one fund and the purchase of shares of another fund, which may produce a taxable gain or loss in a non-tax deferred account.

HOW TO REDEEM SHARES

               On any business day, you may redeem all or a portion of your shares. If the shares are held in certificate form, the certificate must be returned with or before your redemption request. Your transaction will be processed at the next NAV calculated after your order is received and accepted. The redemption may be suspended for 10 days following an address change unless a signature guarantee is provided.

               IN WRITING

               To request a redemption in writing, please follow the instructions for written requests noted on page 26.

               BY TELEPHONE

               Most accounts have the telephone redemption option, unless this option was specifically declined on the application or in writing. This option enables you to request redemptions daily from your account by calling 1-800-525-3713 by the close of the regular trading session of the New York Stock Exchange ("NYSE") normally 4:00 p.m. New York time. You may also use Janus XpressLine, 1-888-979-7737, for access to this option 24 hours a day. (There is a daily limit of $100,000 per account for redemptions payable by check.)

 22 Janus Strategic Value Fund

               BY INTERNET

               Redemptions may also be made on our Web site at janus.com.

               SYSTEMATIC REDEMPTION OPTION

               The Systematic Redemption Option allows you to redeem a specific dollar amount from your Fund account on a regular basis. For more information or to request the appropriate form, please call 1-800-525-3713.

PAYMENT OF REDEMPTION PROCEEDS

               BY CHECK
               Redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request.

               BY ELECTRONIC TRANSFER
               If you have established the electronic redemption option, your redemption proceeds can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer) or the second bank business day after receipt of your redemption request (ACH transfer). Wire transfers will be charged an $8 fee per wire and your bank may charge an additional fee to receive the wire. ACH transfers are made free of charge. Wire redemptions are not available for retirement accounts.

               If you would like to establish the electronic redemption option on an existing account, please call 1-800-525-3713 to request the appropriate form.

               IF THE SHARES BEING REDEEMED WERE PURCHASED BY CHECK, TELEPHONE, ON OUR WEB SITE, OR THROUGH THE AUTOMATIC MONTHLY INVESTMENT PROGRAM, THE FUND MAY DELAY THE PAYMENT OF YOUR REDEMPTION PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions, your proceeds will be invested in Janus

                                                        Shareholder's manual  23

               Money Market Fund - Investor Shares during the 15 day hold period.

WRITTEN INSTRUCTIONS

               To redeem all or part of your shares in writing, your request should be sent to one of the addresses listed on page 14 and must include the following information:

               - the name of the Fund

               - the account number

               - the amount of money or number of shares being redeemed or exchanged

               - the name(s) on the account registration

               - the signature(s) of all registered account owners

               - your daytime telephone number

               SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE

               INDIVIDUAL, JOINT TENANTS, TENANTS IN COMMON
               Written instructions must be signed by each shareholder, exactly as the names appear in the account registration.

               UGMA OR UTMA
               Written instructions must be signed by the custodian in his/her capacity as it appears in the account registration.

               SOLE PROPRIETOR, GENERAL PARTNER
               Written instructions must be signed by an authorized individual in his/her capacity as it appears on the account registration.

               CORPORATION, ASSOCIATION
               Written instructions must be signed by the person(s) authorized to act on the account. In addition, a certified copy of the corporate resolution authorizing the signer to act must accompany the request.

 24 Janus Strategic Value Fund

               TRUST
               Written instructions must be signed by the trustee(s). If the name(s) of the current trustee(s) does not appear in the account registration, a certificate of incumbency dated within 60 days must also be submitted.

               IRA
               Written instructions must be signed by the account owner. If you do not want federal income tax withheld from your redemption, you must state that you elect not to have such withholding apply. In addition, your instructions must state whether the distribution is normal (after age 59 1/2) or premature (before age 59 1/2) and, if premature, whether any exceptions such as death or disability apply with regard to the 10% additional tax on early distributions.

SIGNATURE GUARANTEE

               In addition to the signature requirements, A SIGNATURE GUARANTEE IS ALSO REQUIRED if any of the following is applicable:

               - You request a redemption by check that exceeds $100,000.

               - You would like the check made payable to anyone other than the shareholder(s) of record.

               - You would like the check mailed to an address which has been changed within 10 days of the redemption request.

               - You would like the check mailed to an address other than the address of record.

               THE FUND RESERVES THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS. FOR MORE INFORMATION PERTAINING TO SIGNATURE GUARANTEES, PLEASE CALL 1-800-525-3713.

               HOW TO OBTAIN A SIGNATURE GUARANTEE

               A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guaran-

                                                        Shareholder's manual  25
               tee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

               If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

PRICING OF FUND SHARES

               All purchases, redemptions and exchanges will be processed at the NAV next calculated after your request is received and accepted by the Fund (or the Fund's agent or authorized designee). The Fund's NAV is calculated at the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open. The NAV of Fund shares is not determined on days the NYSE is closed (generally, New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

SHAREHOLDER SERVICES AND ACCOUNT POLICIES

               JANUS XPRESSLINE(TM)

               Janus XpressLine, our electronic telephone service, offers you 24-hour access by TouchTone(TM) telephone to obtain information on account balances, Fund performance or dividends. You can also make exchanges, purchases and redemptions in existing accounts, request literature about any Janus fund, or order duplicate

 26 Janus Strategic Value Fund
               statements. Janus XpressLine is accessed by calling 1-888-979-7737. Calls are limited to five minutes.

               JANUS WEB SITE

               Janus maintains a Web site located at JANUS.COM. You can purchase, exchange and redeem shares and access information such as your account balance and the Fund's NAV through the Web site. You can also view your quarterly statement on the Web site. In order to engage in transactions on our Web site, you must authorize us to transmit account information online and accept online instructions (see janus.com and follow the procedures accordingly). You may also need to have bank account information, wire instructions or other options established on your account. The Fund and its agents will not be responsible for any losses resulting from unauthorized transactions on our Web site when procedures designed for engaging in such transactions are followed. If you have questions, please call 1-800-975-9932 to speak to a Janus representative.

               ACCOUNT MINIMUMS

               Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from accounts with values below the minimums described on page 15 or to close such accounts. This policy will apply to accounts participating in the Automatic Monthly Investment Program only if your account balance does not reach the required minimum initial investment or falls below such minimum and you have discontinued monthly investments. This policy does not apply to accounts that fall below the minimums solely as a result of market value fluctuations. It is expected that, for purposes of this policy, accounts will be valued in September, and the $10 fee will be assessed on the second Friday of September of each year. You will receive notice before we charge the $10 fee or close your account so that you may increase your account balance to the required minimum.

                                                        Shareholder's manual  27

               TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

               You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. A Processing Organization, rather than its customer, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates and certain Processing Organizations may receive compensation from the Fund for shareholder recordkeeping and similar services.

               TAXPAYER IDENTIFICATION NUMBER

               On your application or other appropriate form, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to the 31% backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold 31% of any dividends paid and redemption or exchange proceeds. In addition to the 31% backup withholding, you may be subject to a $50 fee to reimburse the Fund for any penalty that the IRS may impose.

               INVOLUNTARY REDEMPTIONS

               The Fund reserves the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Fund.

 28 Janus Strategic Value Fund

               TELEPHONE TRANSACTIONS

               You may initiate many transactions by telephone. The Fund and its agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.

               It may be difficult to reach an Investor Service Representative by telephone during periods of unusual market activity. If you are unable to reach a representative by telephone, please consider sending written instructions, stopping by a Service Center, calling the Janus XpressLine or visiting our Web site.

               TEMPORARY SUSPENSION OF SERVICES

               The Fund or its agents may, in case of emergency, temporarily suspend telephone transactions or other shareholder services.

               ADDRESS CHANGES

               To change the address on your account, call 1-800-525-3713 or send a written request signed by all account owners. Include the name of the Fund, the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

               REGISTRATION CHANGES

               To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. For more information call 1-800-525-3713.

               STATEMENTS AND REPORTS

               Investors will receive quarterly confirmations of all transactions. Quarterly statements for all investors are available on our Web site. You may elect to discontinue receipt of paper statements on our Web site. Dividend information will be distributed annually.

                                                        Shareholder's manual  29

               In addition, the Fund will send you an immediate transaction confirmation statement after every non-systematic transaction.

               The Fund produces financial reports, which include a list of the Fund's portfolio holdings, semiannually and updates its prospectus annually. To reduce expenses, the Fund may choose to mail only one report or prospectus to your household, even if more than one person in the household has a Fund account. Please call 1-800-525-3713 if you would like to receive additional reports or prospectuses. The Fund reserves the right to charge a fee for additional statement and report requests.

 30 Janus Strategic Value Fund

                                                          Management of the fund

INVESTMENT ADVISER

               Janus Capital Corporation, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to the Fund and is responsible for the day-to-day management of its investment portfolio and other business affairs.

               Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

               Janus Capital furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are affiliated with Janus Capital.

               The Fund pays Janus Capital a management fee which is calculated daily and paid monthly. The advisory agreement with the Fund spells out the management fee and other expenses that the Fund must pay.

               The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. The Annual Fund Operating Expenses table on page 4 lists the actual management fee and total operating expenses of the Fund for the most recent fiscal year.

                                                      Management of the fund  31

PORTFOLIO MANAGER

DAVID C. DECKER
--------------------------------------------------------------------------------
                   is Executive Vice President and portfolio manager of the Fund, which he has managed since inception. He is also Executive Vice President and portfolio manager of Janus Special Situations Fund, which he has managed since inception and an assistant portfolio manager of Janus
                   Fund. He joined Janus Capital in 1992 as a research analyst and focused on companies in the automotive and defense industries prior to managing the Fund. He obtained his Master of Business Administration in Finance from the Fuqua School of Business at Duke University and a Bachelor of Arts in Economics and Political Science from Tufts University. Mr. Decker received the Chartered Financial Analyst designation.

 32 Janus Strategic Value Fund

                                                               Other information

               SIZE OF THE FUND

               Although there is no present intention to do so, the Fund may discontinue sales of its shares if management and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued, it is expected that existing shareholders of the Fund would be permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

               YEAR 2000

               Preparing for Year 2000 has been a high priority for Janus Capital. A dedicated group was established to address this issue. Janus Capital devoted considerable internal resources and engaged one of the foremost experts in the field in order to achieve Year 2000 readiness. Janus Capital has successfully completed all five steps of its Year 2000 preparedness plans including the upgrade and replacement of all systems, as well as full-scale testing and implementation of those systems. Janus Capital's detailed contingency plans have also been thoroughly tested. Janus Capital will continue to monitor test results as well as the preparedness of its vendors through March 2000.

               Janus Capital does not anticipate that Year 2000-related issues will have a material impact on its ability to continue to provide the Fund with service at current levels; however, Janus Capital cannot make any assurances that the steps it has taken to ensure Year 2000 readiness will be successful. In addition, there can be no assurance that Year 2000 issues will not affect the companies in which the Fund invests or worldwide markets and economies.

               DISTRIBUTION OF FUND

               The Fund is distributed by Janus Distributors, Inc., a member of the National Association of Securities Dealers ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at

                                                           Other information  33

               800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 34 Janus Strategic Value Fund

                                                         Distributions and taxes

DISTRIBUTIONS

               To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments annually. The Fund's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends and capital gains distributions are normally declared and paid in December.

               HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

               Distributions are paid to shareholders as of the record date of the distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. Shareholders should be aware that distributions from a taxable mutual fund are not value-enhancing and may create income tax obligations.

               "BUYING A DIVIDEND"

               If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the

                                                     Distributions and taxes  35
               increase in NAV of the Fund, whether or not you reinvested the dividends.

DISTRIBUTION OPTIONS

               When you open an account, you must specify on your application how you want to receive your distributions. You may change your distribution option at any time by writing the Fund at one of the addresses on page 14 or calling 1-800-525-3713. The Fund offers the following options:

               1. REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares. This option is assigned automatically if no other choice is made.

               2. CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

               3. REINVEST AND CASH OPTION. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

               4. REDIRECT OPTION. You may direct your dividends or capital gains to purchase shares of another Janus fund.

               The Fund reserves the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.

TAXES

               As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a Fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You may wish to consult your own tax

 36 Janus Strategic Value Fund
               adviser. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS

               Dividends and distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. Distributions may be taxable at different rates depending on the length of time the Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the source of the Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

               TAXATION OF THE FUND

               Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

               The Fund does not expect to pay federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

                                                     Distributions and taxes  37

Glossary of investment terms

               This glossary provides a more detailed description of some of the types of securities and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company, and usually carry voting rights and earns dividends. Unlike preferred stock, dividends on common stocks are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks

 38 Janus Strategic Value Fund

               (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

               HIGH-YIELD/HIGH-RISK BONDS are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the portfolio managers may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn

                                                Glossary of investment terms  39
               must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               REPURCHASE AGREEMENTS involve the purchase of a security by the Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually heavy redemption requests, or for other temporary or emergency purposes.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

 40 Janus Strategic Value Fund

               WARRANTS are securities, typically issued with preferred stocks or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

                                                Glossary of investment terms  41

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instrument and may be more volatile than the underlying instrument. The Fund bears the market risk of an investment in the underlying instrument, as well as the credit risk of the issuer.

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Fund may purchase and write put and call options on securities, securities indices and foreign currencies.

 42 Janus Strategic Value Fund

                       This page intentionally left blank

[JANUS LOGO]

          1-800-525-3713
          P.O. Box 173375
          Denver, Colorado 80217-3375
          janus.com

You can request other information, including a Statement of Additional Information, free of charge, by contacting Janus at 1-800-525-3713 or visiting our Web site at janus.com. Other information is also available from financial intermediaries that sell shares of the Fund.

The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review the Fund's Statement of Additional Information at the Public Reference Room of the SEC or get text only copies for a fee, by writing to or calling the Public Reference Room, Washington, D.C. 20549-6009 (1-800-SEC-0330). You may obtain the Statement of Additional Information for free from the SEC's Web site at http://www.sec.gov.

              Investment Company Act File No. 811-1879

  4261

                                                     LOGO

                    Janus Investment Fund
                    Janus Strategic Value Fund

                    100 Fillmore Street
                    Denver, CO 80206-4928
                    (800) 525-3713

                    Statement of Additional Information

                    January 31, 2000


                    Janus Strategic Value Fund is a no-load, nondiversified mutual fund that seeks long-term growth of capital. It invests primarily in common stocks with the potential for long-term growth of capital using a "value" approach. The "value" approach the portfolio manager uses emphasizes investments in companies he believes are undervalued relative to their intrinsic worth.


                    The portfolio manager measures value as a function of price/earnings (P/E) ratios and price/free cash flow. A P/E ratio is the relationship between the price of a stock and its earnings per share. This figure is determined by dividing a stock's market price by the company's earnings per share amount. Price/free cash flow is the relationship between the price of a stock and its available cash from operations minus capital expenditures.

                    The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

                    The Fund is a separate series of Janus Investment Fund, a Massachusetts business trust.

                    This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Fund's Prospectus dated January 31, 2000, which is incorporated by reference into this SAI and may be obtained from the Trust at the above phone number or address. This SAI contains additional and more detailed information about the Fund's operations and activities than the Prospectus.

    LOGO

                                                               Table of contents

                Classification, Investment Policies and
                Restrictions, and Investment Strategies and
                Risks...........................................    2
                Investment Adviser..............................   39
                Custodian, Transfer Agent and Certain
                Affiliations....................................   43
                Portfolio Transactions and Brokerage............   45
                Trustees and Officers...........................   48
                Purchase of Shares..............................   53
                   Net Asset Value Determination................   53
                   Reinvestment of Dividends and Distributions..   54
                Redemption of Shares............................   56
                Shareholder Accounts............................   57
                   Telephone and Web Site Transactions..........   57
                   Systematic Redemptions.......................   57
                Tax-Deferred Accounts...........................   58
                Income Dividends, Capital Gains Distributions
                and Tax Status..................................   60
                Miscellaneous Information.......................   61
                   Shares of the Trust..........................   61
                   Shareholder Meetings.........................   62
                   Voting Rights................................   62
                   Master/Feeder Option.........................   63
                   Independent Accountants......................   63
                   Registration Statement.......................   63
                Performance Information.........................   64
                Appendix A......................................   65

Classification, investment policies
                and restrictions, and
                investment strategies
                and risks

CLASSIFICATION


               The Fund is a series of the Trust, an open-end, management investment company. The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or nondiversified, and the Fund is a nondiversified fund. The Fund reserves the right to become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.


INVESTMENT POLICIES AND RESTRICTIONS

               The Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of
               (i) more than 50% of the outstanding voting securities of the Trust (or the Fund if a matter affects just the Fund), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Fund) are present or represented by proxy. As fundamental policies, the Fund may not:


               (1) Own more than 10% of the outstanding voting securities of any one issuer and, as to fifty percent (50%) of the value of its total assets, purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940
               Act), if immediately after and as a result of such purchase, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets. With respect to the other 50% of the value of its total assets, the Fund may invest in securities of as few as two issuers.


               (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. government securities).

               (3) Invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.

               (4) Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

               (5) Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

               (6) Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

               As a fundamental policy, the Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.

               The Trustees have adopted additional investment restrictions for the Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

               (a) The Fund will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

               (b) The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

               (c) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

               (d) The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

               (e) The Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of the Fund's total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

               (f) The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

               (g) The Fund may not invest in companies for the purpose of exercising control of management.

               Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC") the Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above limits. The Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have maximum duration of seven days. The Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

               For the purposes of the Fund's policies on investing in particular industries, the Fund will rely primarily on industry or industry group classifications published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single industry are materially different, the Fund may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES AND RISKS

Cash Position

               As discussed in the Prospectus, when the Fund's portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund's investment in cash and similar investments may increase. Securities that the Fund may invest in as a means of receiving a return on idle cash include commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Fund may also invest in money market funds, including funds managed by Janus Capital. (See "Investment Company Securities" on page 11).

Illiquid Investments

               The Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper and municipal lease obligations purchased by the Fund. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the security and the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a Nationally Recognized Statistical Rating Organization

               ("NRSRO"). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be a restricted security subject to these procedures.

               If illiquid securities exceed 15% of the Fund's net assets after the time of purchase the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio manager may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of the Fund to decline.

Securities Lending

               The Fund may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Fund may seek to earn additional income through securities lending. Since there is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially, securities lending will only be made to parties that Janus Capital deems creditworthy and in good standing. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Fund will not have the right to vote on securities while they are being lent, but it will call a loan in anticipation of any important vote. All loans will be continuously secured by collateral which consists of cash, U.S. government securities, letters of credit and such other collateral permitted by the Securities and Exchange Commission and policies approved by the Trustees. Cash collateral may be invested in money market funds advised by Janus to the extent consistent with exemptive relief obtained from the SEC.

Foreign Securities

               The Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities, because the Fund's performance may depend on issues other than the performance of a particular company. These issues include:

               - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

               - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

               - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

               - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

               - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Short Sales

               The Fund may engage in "short sales against the box." This technique involves selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

Zero Coupon, Step Coupon and Pay-In-Kind Securities

               The Fund may invest up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

               Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 and the regulations thereunder (the "Code"), the Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because the Fund will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

               Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

               The Fund may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Fund. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association ("GNMA") Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The Fund will generally purchase "modified pass-through" GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

               The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

               The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by FNMA as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

               Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The Fund's portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of the Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by the Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit the Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

               Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. These obligations are likely to involve unscheduled prepayments of principal.

Investment Company Securities

               From time to time, the Fund may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act. The Fund may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds.

Depositary Receipts

               The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Fund may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs represent ownership of underlying securities issued by a foreign or U.S. securities market. EDRs and GDRs are similar to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

               Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Fund's prospectus.

Municipal Obligations

               The Fund may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable the Fund to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

               Other types of income producing securities that the Fund may purchase include, but are not limited to, the following types of securities:

               VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). See also "Inverse Floaters."

               In order to most effectively use these investments, the portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio manager incorrectly forecasts such movements, the Fund could be adversely affected by the use of variable or floating rate obligations.

               STANDBY COMMITMENTS. These instruments, which are similar to a put, give the Fund the option to obligate a broker, dealer or bank to repurchase a security held by the Fund at a specified price.

               TENDER OPTION BONDS. Tender option bonds are generally long-term securities that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

               INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Fund will not invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, the Fund could lose money or its NAV could decline by the use of inverse floaters.

               STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

               The Fund will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of its portfolio.

High-Yield/High-Risk Bonds

               The Fund intends to invest less than 35% of its net assets in securities that are rated below investment grade (e.g., securities rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.). Lower rated securities involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, and could expect a decline in the market value of the securities so affected.

               The Fund may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, Janus Capital may treat such securities as unrated debt. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. The Fund's portfolio manager will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, in determining whether to purchase unrated municipal bonds. Unrated debt securities will be included in the 35% limit unless the portfolio manager deems such securities to be the equivalent of investment grade securities.

               Subject to the above limits, the Fund may purchase defaulted securities only when its portfolio manager believes, based upon their analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the portfolio manager's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

               Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

               Disposition of Portfolio Securities. Although the Fund generally will purchase securities for which its portfolio manager expects an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Fund will limit holdings of any such securities to amounts that the portfolio manager believes could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Fund's ability to readily dispose of securities to meet redemptions.

               Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Fund.

Repurchase and Reverse Repurchase Agreements

               In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, the Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

               The Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, the Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund's portfolio, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

Futures, Options and Other Derivative Instruments

               FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

               The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Fund's custodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to a return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business and by depositing margin payments in a segregated account with the Fund's custodian.

               The Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Fund will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

               Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

               The Fund's primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. To the extent the Fund enters into futures contracts for this purpose, the segregated assets maintained to cover the Fund's obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the Fund with respect to the futures contracts. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

               If the Fund owns bonds and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of the Fund's interest rate futures contract will increase, thereby keeping the net asset value of the Fund from declining as much as it may have otherwise. If, on the other hand, the portfolio manager expects interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing bonds. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

               The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio manager still may not result in a successful use of futures.

               Futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts if the portfolio manager's investment judgement proves incorrect. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.

               The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund's current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments.

               Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

               Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired.

               OPTIONS ON FUTURES CONTRACTS. The Fund may buy and write put and call options on futures contracts. An option on a future gives the Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

               The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the future's price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund is considering buying. If a call or put option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

               The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

               The amount of risk the Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

               FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Fund may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

               The following discussion summarizes the Fund's principal uses of forward foreign currency exchange contracts ("forward currency contracts"). The Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). The Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). The Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. The Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances the Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

               These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting the Fund's currency exposure from one foreign currency to another removes the Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Fund if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

               The Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value its tied to, the currency underlying the forward contract or the currency being hedged. To the extent that the Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating assets, the Fund may buy call options permitting the Fund to buy the amount of foreign currency being hedged by a forward sale contract or the Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

               While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contacts. In such event, the Fund's ability to utilize forward contracts may be restricted. In addition, the Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

               OPTIONS ON FOREIGN CURRENCIES. The Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

               Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

               The Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

               Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

               The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with the Fund's custodian.

               The Fund also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, the Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

               OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Fund may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Fund may write and buy options on the same types of securities that the Fund may purchase directly.

               A put option written by the Fund is "covered" if the Fund (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Fund's custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

               A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and other liquid assets in a segregated account with its custodian.

               The Fund also may write call options that are not covered for cross-hedging purposes. The Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

               The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

               The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

               In the case of a written call option, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit the Fund to write another put option to the extent that the exercise price is secured by other liquid assets. Effecting a closing transaction also will permit the Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, the Fund will effect a closing transaction prior to or concurrent with the sale of the security.

               The Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. The Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

               An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

               The Fund may write options in connection with buy-and-write transactions. In other words, the Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

               The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

               The Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

               The Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

               EURODOLLAR INSTRUMENTS. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

               SWAPS AND SWAP-RELATED PRODUCTS. The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

               The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

               There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

               ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

               Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

               The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

               In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

Investment adviser

               As stated in the Prospectus, the Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. The Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Fund's investments, provide office space for the Fund, and pay the salaries, fees and expenses of all Fund officers and of those Trustees who are affiliated with Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which perform recordkeeping or other services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Fund.

               The Fund pays custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Trustees who are not affiliated with Janus Capital, costs of preparing, printing and mailing the Fund's Prospectus and SAI to current shareholders, and other costs of complying with applicable laws regulating the sale of Fund shares. Pursuant to the Advisory Agreement, Janus Capital furnishes certain other services, including net asset value determination and Fund accounting, recordkeeping, and blue sky registration and monitoring services, for which the Fund may reimburse Janus Capital for its costs.

               The Fund has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.75% of the first $300 million of the Fund's average daily net assets, 0.70% of the next $200 million of the Fund's average daily net assets, and 0.65% of the average daily net assets of the Fund in excess of $500 million.

               The Advisory Agreement is dated September 14, 1999, and it will continue in effect until July 1, 2001, and thereafter from year to year so long as such continuance is approved annually by a majority of the Fund's Trustees who are not parties to the Advisory Agreement or interested persons of any such party, and by either a majority of the outstanding voting shares or the Trustees of the Fund. The Advisory Agreement i) may be terminated without the payment of any penalty by the Fund or Janus Capital on 60 days' written notice; ii) terminates automatically in the event of its assignment; and iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the Fund, including the Trustees who are not interested persons of the Fund or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund.

               Janus Capital also acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Fund, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. Pursuant to an exemptive order granted by the SEC, the Fund and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating Funds on a pro rata basis.

               Kansas City Southern Industries, Inc. ("KCSI") owns approximately 82% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H.

               Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

               KCSI has announced its intention to separate its transportation and financial services businesses. KCSI is currently studying alternatives for completion of the separation that meet its business objectives without risking adverse tax consequences. KCSI expects completion of the separation to be contemplated in 1999.

               Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

               Janus Capital does not permit the Fund's portfolio manager to purchase and sell securities for his own accounts except under the limited exceptions contained in Janus Capital's policy regarding personal investing by directors/Trustees, officers and employees of Janus Capital and the Trust. The policy requires investment personnel and officers of Janus Capital, inside directors/Trustees of Janus Capital and the Fund and other designated persons deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction known to be under consideration for or to have been effected on behalf of any client account, including the Fund.

               In addition to the pre-clearance requirement described above, the policy subjects investment personnel, officers and directors/ Trustees of Janus Capital and the Trust to various trading restrictions and reporting obligations. All reportable transactions are required to be reviewed for compliance with Janus Capital's policy. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading.

               The provisions of the policy are administered by and subject to exceptions authorized by Janus Capital.

Custodian, transfer agent and certain affiliations

               State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Fund. State Street and the foreign subcustodians selected by it and approved by the Trustees have custody of the assets of the Fund held outside the U.S. and cash incidental thereto. The custodian and subcustodians hold the Fund's assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Fund.

               Janus Service Corporation, P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Fund's transfer agent. In addition, Janus Service provides certain other administrative, recordkeeping and shareholder relations services to the Fund. For transfer agency and other services, Janus Service receives a fee calculated at an annual rate of 0.16% of average net assets of the Fund and, in addition, $4 per open shareholder account. In addition, the Fund pays DST Systems, Inc. ("DST"), a subsidiary of KCSI, license fees at the rate of $3.06 per shareholder account for the use of DST's shareholder accounting system. The Fund also pays DST $1.10 per closed shareholder account. The Fund pays DST for the use of its portfolio and fund accounting system a monthly base fee of $250 to $1,250 based on the number of Janus funds using the system and an asset charge of $1 per million dollars of net assets (not to exceed $500 per month). In addition, the Fund pays DST postage and forms costs of a DST affiliate incurred in mailing Fund shareholder transaction confirmations.

               The Trustees have authorized the Fund to use another affiliate of DST as introducing broker for certain Fund portfolio transactions as a means to reduce Fund expenses through credits against the charges of DST and its affiliates with regard to commissions earned by such affiliate. See "Portfolio Transactions and Brokerage."

               Janus Distributors, Inc., 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Fund. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Fund in connection with the sale of its shares in all states in which the shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Fund's shares and accepts orders at net asset value. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital.

                                            Portfolio transactions and brokerage

               Decisions as to the assignment of portfolio business for the Fund and negotiation of its commission rates are made by Janus Capital, whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions. The Fund may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

               In selecting brokers and dealers and in negotiating commissions, Janus Capital considers a number of factors, including but not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to the Fund or to a third party service provider to the Fund to pay Fund expenses; and research products or services provided. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Most brokers and dealers used by Janus Capital provide research and other services described above.

               Janus Capital may use research products and services in servicing other accounts in addition to the Fund. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

               Janus Capital does not enter into agreements with any brokers regarding the placement of securities transactions because of the research services they provide. It does, however, have an internal procedure for allocating transactions in a manner consistent with its execution policy to brokers that it has identified as providing superior execution and research, research-related products or services which benefit its advisory clients, including the Fund. Research products and services incidental to effecting securities transactions furnished by brokers or dealers may be used in servicing any or all of Janus Capital's clients and such research may not necessarily be used by Janus Capital in connection with the accounts which paid commissions to the broker-dealer providing such research products and services.

               Janus Capital may consider sales of Fund shares by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Fund shares as a factor in the selection of broker-dealers to execute Fund portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for the Fund i) to the Fund or ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

               When the Fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

               The Fund's Trustees have authorized Janus Capital to place transactions with DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. Janus Capital may do so if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Certain Affiliations," are lower than those that would otherwise be incurred.

Trustees and officers

               The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Thomas H. Bailey, Age 62 - Trustee, Chairman and President*#
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Trustee, Chairman and President of Janus Aspen Series. Chairman, Chief Executive Officer, Director and President of Janus Capital. Director of Janus Distributors, Inc.

James P. Craig, III, Age 43 - Trustee*#
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Trustee of Janus Aspen Series. Chief Investment Officer, Director of Research, Vice Chairman and Director of Janus Capital. Formerly (June 1986 - December 1999), Executive Vice President and Portfolio Manager of Janus Fund. Formerly (February 1997 - December 1999), Executive Vice President and Co-Manager of Janus Venture Fund. Formerly (December 1993 -December 1995), Executive Vice President and Portfolio Manager of Janus Balanced Fund.

Gary O. Loo, Age 59 - Trustee#
102 N. Cascade, Suite 500
Colorado Springs, CO 80903
--------------------------------------------------------------------------------
               Trustee of Janus Aspen Series. President and Director of High Valley Group, Inc., Colorado Springs, CO (investments).

--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.
#Member of the Trust's Executive Committee.

Dennis B. Mullen, Age 56 - Trustee
7500 E. McCormick Parkway, #24
Scottsdale, AZ 85258
--------------------------------------------------------------------------------
               Trustee of Janus Aspen Series. Private Investor. Formerly (1997-1998), Chief Financial Officer-Boston Market Concepts, Boston Chicken, Inc., Golden, CO (restaurant chain); (1993-1997), President and Chief Executive Officer of BC Northwest, L.P., a franchise of Boston Chicken, Inc., Bellevue, WA (restaurant chain).

James T. Rothe, Age 56 - Trustee
102 South Tejon Street, Suite 1100
Colorado Springs, CO 80903
--------------------------------------------------------------------------------
               Trustee of Janus Aspen Series. Professor of Business, University of Colorado, Colorado Springs, CO. Principal, Phillips-Smith Retail Group, Colorado Springs, CO (a venture capital firm). Formerly (1986-1994), Dean of the College of Business, University of Colorado, Colorado Springs, CO.

William D. Stewart, Age 55 - Trustee#
5330 Sterling Drive
Boulder, CO 80302
--------------------------------------------------------------------------------
               Trustee of Janus Aspen Series. President of HPS Division of MKS Instruments, Boulder, CO (manufacturer of vacuum fittings and valves).

Martin H. Waldinger, Age 61 - Trustee
4940 Sandshore Court
San Diego, CA 92130
--------------------------------------------------------------------------------
               Trustee of Janus Aspen Series. Private Consultant. Formerly (1993-1996), Director of Run Technologies, Inc., a software development firm, San Carlos, CA.

--------------------------------------------------------------------------------
#Member of the Trust's Executive Committee.

David C. Decker, Age 33 - Executive Vice President*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Executive Vice President and Portfolio Manager of Janus Strategic Value Fund. Executive Vice President and Portfolio Manager of Janus Special Situations Fund. Assistant Portfolio Manager of Janus Fund. Vice President of Janus Capital. Formerly, research analyst at Janus Capital (1992-1996).

Thomas A. Early, Age 45 - Vice President and General Counsel*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Vice President and General Counsel of Janus Aspen Series. Vice President, General Counsel and Secretary of Janus Capital. Vice President and General Counsel of Janus Service Corporation, Janus Distributors, Inc. and Janus Capital International, Ltd. Director of Janus World Funds Plc. Formerly (1997-1998), Executive Vice President and General Counsel of Prudential Investments Fund Management LLC, Newark, NJ. Formerly (1994-1997), Vice President and General Counsel of Prudential Retirement Services, Newark, NJ. Formerly (1988-1994), Associate General Counsel and Chief Financial Services Counsel, Frank Russell Company, Tacoma, WA.

--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.

Steven R. Goodbarn, Age 42 - Vice President and Chief Financial Officer*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Vice President and Chief Financial Officer of Janus Aspen Series. Vice President of Finance, Treasurer and Chief Financial Officer of Janus Capital, Janus Service Corporation and Janus Distributors, Inc. Director of Janus Service Corporation, Janus Distributors, Inc. and Janus World Funds Plc. Director, Treasurer and Vice President of Finance of Janus Capital International Ltd. Formerly (May 1992-January 1996), Treasurer of Janus Investment Fund and Janus Aspen Series.

Kelley Abbot Howes, Age 34 - Vice President and Secretary*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Vice President and Secretary of Janus Aspen Series. Vice President and Associate Counsel of Janus Capital. Vice President of Janus Distributors, Inc. Assistant Vice President of Janus Service Corporation.

Glenn P. O'Flaherty, Age 41 - Treasurer and Chief Accounting Officer*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Treasurer and Chief Accounting Officer of Janus Aspen Series. Vice President of Janus Capital. Formerly (1991 to 1997), Director of Fund Accounting, Janus Capital.

--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.

               The Trustees are responsible for major decisions relating to the Fund's objective, policies and techniques. The Trustees also supervise the operation of the Fund by its officers and review the investment decisions of the officers, although they do not actively participate on a regular basis in making such decisions.

               The Trust's Executive Committee shall have and may exercise all the powers and authority of the Trustees except for matters requiring action by all Trustees pursuant to the Trust's Bylaws or Agreement and Declaration of Trust, Massachusetts law or the 1940 Act.

               The following table shows the aggregate compensation earned by and paid to each Trustee by the Fund described in this SAI and all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds") for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Fund or the Janus Funds.

                                              Aggregate Compensation      Total Compensation
                                                from the Fund for      from the Janus Funds for
                                                fiscal year ended        calendar year ended
Name of Person, Position                        October 31, 1999**       December 31, 1999***
------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman and Trustee*                 $                         $
James P. Craig, Trustee*                                $                         $
William D. Stewart, Trustee                             $                         $
Gary O. Loo, Trustee                                    $                         $
Dennis B. Mullen, Trustee                               $                         $
Martin H. Waldinger, Trustee                            $                         $
James T. Rothe, Trustee                                 $                         $

  *An interested person of the Fund and of Janus Capital. Compensated by Janus
   Capital and not the Fund.
 **The Fund had not commenced operations as of October 31, 1999.
***As of December 31, 1999, Janus Funds consisted of two registered investment companies comprised of a total of 32 funds.

Purchase of shares

               Shares of the Fund are sold at the net asset value per share as determined at the close of the regular trading session of the New York Stock Exchange (the "NYSE") next occurring after a purchase order is received and accepted by the Fund. The Shareholder's Manual Section of the Prospectus contains detailed information about the purchase of shares.

NET ASSET VALUE DETERMINATION

               As stated in the Prospectus, the net asset value ("NAV") of Fund shares is determined once each day on which the New York Stock Exchange ("NYSE") is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). As stated in the Prospectus, the NAV of Fund shares is not determined on days the NYSE is closed (generally, New Year's Day, Presidents' Day, Martin Luther King Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). The per share NAV of the Fund is determined by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of shares outstanding. In determining NAV, securities listed on an Exchange, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Fund are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Fund and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. The Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers.

               Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair values determined in good faith under procedures established by and under the supervision of the Trustees.

               Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's NAV is not calculated. The Fund calculates its NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation.

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

               If investors do not elect in writing or by phone to receive their dividends and distributions in cash, all income dividends and capital gains distributions, if any, on the Fund's shares are reinvested automatically in additional shares of the Fund at the NAV determined on the payment date. Checks for cash dividends and distributions and confirmations of reinvestments are usually mailed to shareholders within ten days after the record date. Any election of the manner in which a shareholder wishes to receive dividends and distributions (which may be made on the New Account Application form or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that the Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving cash distributions and dividends may elect in writing or by phone to change back to automatic reinvestment at any time.

Redemption of shares

               Procedures for redemption of shares are set forth in the Shareholder's Manual section of the Prospectus. Shares normally will be redeemed for cash, although the Fund retains the right to redeem its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is governed by Rule 18f-1 under the 1940 Act, which requires the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Purchase of Shares - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

               The right to require the Fund to redeem its shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Shareholder accounts

               Detailed information about the general procedures for shareholder accounts and specific types of accounts is set forth in the Prospectus. Applications for specific types of accounts may be obtained by calling the Fund at 1-800-525-3713 or writing to the Fund at P.O. Box 173375, Denver, Colorado 80217-3375.

TELEPHONE AND WEB SITE TRANSACTIONS

               As stated in the Prospectus, shareholders may initiate a number of transactions by telephone and via our Web site. The Fund, its transfer agent and its distributor disclaim responsibility for the authenticity of instructions received by telephone and the Web site. Such entities will employ reasonable procedures to confirm that instructions communicated by telephone and the Web site are genuine. Such procedures may include, among others, requiring personal identification prior to acting upon telephone and Web site instructions, providing written confirmation of telephone and Web site transactions and tape recording telephone conversations.

SYSTEMATIC REDEMPTIONS

               As stated in the Shareholder's Manual section of the Prospectus, if you have a regular account or are eligible for distributions from a retirement plan, you may establish a systematic redemption option. The payments will be made from the proceeds of periodic redemptions of shares in the account at the NAV. Depending on the size or frequency of the disbursements requested, and the fluctuation in value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account. Either an investor or the Fund, by written notice to the other, may terminate the investor's systematic redemption option without penalty at any time.

               Information about requirements to establish a systematic redemption option may be obtained by writing or calling the Fund at the address or phone number shown above.

Tax-deferred accounts

               The Fund offers several different types of tax-deferred accounts that an investor may establish to invest in Fund shares, depending on rules prescribed by the Code. Traditional and Roth Individual Retirement Accounts may be used by most individuals who have taxable compensation. Simplified Employee Pensions and Defined Contribution Plans (Profit Sharing or Money Purchase Pension Plans) may be used by most employers, including corporations, partnerships and sole proprietors, for the benefit of business owners and their employees. Education IRAs allow individuals, subject to certain income limitations, to contribute up to $500 annually on behalf of any child under the age of 18. In addition, the Fund offers a Section 403(b)(7) Plan for employees of educational organizations and other qualifying tax-exempt organizations. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

               Contributions under Traditional and Roth IRAs, Education IRAs, SEPs, Defined Contribution Plans and Section 403(b)(7) Plans are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant. The investment is then held by Investors Fiduciary Trust Company as custodian. Each participant's account is charged an annual fee of $12 per taxpayer identification number no matter how many tax-deferred accounts the participant has with Janus. The custodian reserves the right to change the amount of this fee or to waive it in whole or in part for certain types of accounts.

               Distributions from tax-deferred accounts may be subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Additionally, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 70 1/2. Several exceptions to these general rules may apply and several methods exist to determine the amount and timing of the minimum annual distribution (if any). Shareholders should consult with their tax adviser or legal counsel prior to receiving any distribution from any tax-deferred account, in order to determine the income tax impact of any such distribution.

               To receive additional information about Traditional and Roth IRAs, SEPs, Defined Contribution Plans and Section 403(b)(7) Plans along with the necessary materials to establish an account, please call the Fund at 1-800-525-3713 or write to the Fund at P.O. Box 173375, Denver, Colorado 80217-3375. No contribution to a Traditional or Roth IRA, SEP, Defined Contribution Plan or
               Section 403(b)(7) Plan can be made until the appropriate forms to establish any such plan have been completed.

Income dividends, capital gains
       distributions and tax status

               It is a policy of the Fund to make distributions of substantially all of its investment income and any net realized capital gains. Any capital gains realized during each fiscal year of the Fund ended October 31, as defined by the Code, are normally declared and payable to shareholders in December. The Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Code. Accordingly, the Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. government securities).

               The Fund may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Fund, if these instruments are profitable, the Fund may make various elections permitted by the tax laws. However, these elections could require that the Fund recognize taxable income, which in turn must be distributed.

               Some foreign securities purchased by the Fund may be subject to foreign taxes which could reduce the yield on such securities. The amount of such foreign taxes is expected to be insignificant. The Fund may from year to year make the election permitted under
               Section 853 of the Code to pass through such taxes to shareholders, who will each decide whether to deduct such taxes or claim a foreign tax credit. If such election is not made, foreign taxes paid or accrued will represent an expense to the Fund which will reduce its investment company taxable income.

Miscellaneous information

               The Fund is a series of the Trust, a Massachusetts business trust that was created on February 11, 1986. The Trust is an open-end management investment company registered under the 1940 Act. As of the date of this SAI, the Trust offers 22 separate series, three of which currently offer three classes of shares.

               Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Fund, the Fund must cease to use the name "Janus" as soon as reasonably practicable.

               Under Massachusetts law, shareholders of the Fund could, under certain circumstances, be held liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust also provides for indemnification from the assets of the Fund for all losses and expenses of any Fund shareholder held liable for the obligations of the Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of the Fund is limited to circumstances in which the Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Fund to avoid, to the extent possible, liability of shareholders for liabilities of the Fund.

SHARES OF THE TRUST

               The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of the Fund are fully paid and nonassessable when issued. All shares of the Fund participate equally in dividends and other distributions by the Fund, and in residual assets of the Fund in the event of liquidation. Shares of the Fund have no preemptive, conversion or subscription rights. Shares of the Fund may be transferred by endorsement or stock power as is customary, but the Fund is not bound to recognize any transfer until it is recorded on its books.

SHAREHOLDER MEETINGS

               The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by the Fund only if a matter affects or requires the vote of only the Fund or the Fund's interest in the matter differs from the interest of other portfolios of the Trust. As a shareholder, you are entitled to one vote for each share that you own.

VOTING RIGHTS

               The present Trustees were elected at a meeting of shareholders held on July 10, 1992, with the exception of Mr. Craig and Mr. Rothe who were appointed by the Trustees as of June 30, 1995 and January 1, 1997, respectively. Under the Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Declaration of Trust or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize the Fund, to amend the Declaration of Trust, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Declaration of Trust, the Trust's Bylaws or the Trustees.

               As mentioned above in "Shareholder Meetings," each share of the Fund and of each other series of the Trust has one vote (and fractional votes for fractional shares). Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

MASTER/FEEDER OPTION

               The Trust may in the future seek to achieve the Fund's objective by investing all of the Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.


INDEPENDENT ACCOUNTANTS

               PricewaterhouseCoopers LLP, 950 Seventeenth Street, Suite 2500, Denver, Colorado 80202, independent accountants for the Fund, audit the Fund's annual financial statements and prepare its tax returns.


REGISTRATION STATEMENT

               The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

Performance information

               Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5, and 10 years (up to the life of the Fund). These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

               From time to time in advertisements or sales material, the Fund may discuss its performance ratings or other information as published by recognized mutual fund statistical rating services, including, but not limited to, Lipper Analytical Services, Inc., ("Lipper") Ibbotson Associates, Micropal or Morningstar, Inc. ("Morningstar") or by publications of general interest such as Forbes, Money, The Wall Street Journal, Mutual Funds Magazine, Kiplinger's or Smart Money. The Fund may also compare its performance to that of other selected mutual funds (for example, peer groups created by Lipper or Morningstar), mutual fund averages or recognized stock market indicators, including, but not limited to, the S&P 500 Index, the Dow Jones Industrial Average, and the NASDAQ composite. In addition, the Fund may compare its total return to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Fund and such other funds or market indicators may be comprised of securities that differ significantly from the Fund's investments.

Appendix A

EXPLANATION OF RATING CATEGORIES

               The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

                BOND RATING                  EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                AAA......................... Highest rating; extremely strong capacity to pay principal and
                                             interest.
                AA.......................... High quality; very strong capacity to pay principal and interest.
                A........................... Strong capacity to pay principal and interest; somewhat more
                                             susceptible to the adverse effects
                                             of changing circumstances and
                                             economic conditions.
                BBB......................... Adequate capacity to pay principal and interest; normally exhibit
                                             adequate protection parameters, but
                                             adverse economic conditions or
                                             changing circumstances more likely
                                             to lead to a weakened capacity to
                                             pay principal and interest than for
                                             higher rated bonds.
                Non-Investment Grade
                BB, B, CCC, CC, C........... Predominantly speculative with respect to the issuer's capacity to
                                             meet required interest and
                                             principal payments. BB-lowest
                                             degree of speculation; C-the
                                             highest degree of speculation.
                                             Quality and protective
                                             characteristics outweighed by large
                                             uncertainties or major risk
                                             exposure to adverse conditions.
                D........................... In default.

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING                  EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                Aaa......................... Highest quality, smallest degree of investment risk.
                Aa.......................... High quality; together with Aaa bonds, they compose the high-grade
                                             bond group.
                A........................... Upper-medium grade obligations;
                                             many favorable investment
                                             attributes.
                Baa......................... Medium-grade obligations; neither highly protected nor poorly
                                             secured. Interest and principal
                                             appear adequate for the present but
                                             certain protective elements may be
                                             lacking or may be unreliable over
                                             any great length of time.
                Non-Investment Grade
                Ba.......................... More uncertain, with speculative elements. Protection of interest
                                             and principal payments not well
                                             safeguarded during good and bad
                                             times.
                B........................... Lack characteristics of desirable investment; potentially low
                                             assurance of timely interest and
                                             principal payments or maintenance
                                             of other contract terms over time.
                Caa......................... Poor standing, may be in default;
                                             elements of danger with respect to
                                             principal or interest payments.
                Ca.......................... Speculative in a high degree; could be in default or have other marked
                                             shortcomings.
                C........................... Lowest-rated; extremely poor
                                             prospects of ever attaining
                                             investment standing.

               Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

        LOGO

                1-800-525-3713
                P.O. Box 173375
                Denver, Colorado 80217-3375
                janus.com

                              JANUS INVESTMENT FUND

                           PART C - OTHER INFORMATION

ITEM 23. EXHIBITS

         Exhibit 1       (a) Agreement and Declaration of Trust dated February
                             11, 1986, is incorporated herein by reference to
                             Exhibit 1(a) to Post-Effective Amendment No. 79.

                         (b) Certificate of Designation for Janus Growth and
                             Income Fund is incorporated herein by reference to
                             Exhibit 1(b) to Post-Effective Amendment No. 79.

                         (c) Certificate of Designation for Janus Worldwide Fund
                             is incorporated herein by reference to Exhibit 1(c) to Post-Effective Amendment No. 79.

                         (d) Certificate of Designation for Janus Twenty Fund is
                             incorporated herein by reference to Exhibit 1(d) to Post-Effective Amendment No. 80.

                         (e) Certificate of Designation for Janus Flexible
                             Income Fund is incorporated herein by reference to
                             Exhibit 1(e) to Post-Effective Amendment No. 80.

                         (f) Certificate of Designation for Janus Intermediate
                             Government Securities Fund filed as Exhibit 1(f) to Post-Effective Amendment No. 46 has been withdrawn.

                         (g) Certificate of Designation for Janus Venture Fund
                             is incorporated herein by reference to Exhibit 1(g) to Post-Effective Amendment No. 80.

                         (h) Certificate of Designation for Janus Enterprise
                             Fund is incorporated herein by reference to Exhibit 1(h) to Post-Effective Amendment No. 80.

                         (i) Certificate of Designation for Janus Balanced Fund
                             is incorporated herein by reference to Exhibit 1(i) to Post-Effective Amendment No. 80.

                         (j) Certificate of Designation for Janus Short-Term
                             Bond Fund is incorporated herein by reference to
                             Exhibit 1(j) to Post-Effective Amendment No. 80.

                         (k) Certificate of Designation for Janus Federal Tax-
                             Exempt Fund is incorporated herein by reference to
                             Exhibit 1(k) to Post-Effective Amendment No. 81.

                         (l) Certificate of Designation for Janus Mercury Fund
                             is incorporated herein by reference to Exhibit 1(l) to Post-Effective Amendment No. 81.

                         (m) Certificate of Designation for Janus Overseas Fund
                             is incorporated herein by reference to Exhibit 1(m) to Post-Effective Amendment No. 81.

                         (n) Form of Amendment to the Registrant's Agreement and
                             Declaration of Trust is incorporated herein by reference to Exhibit 1(n)to Post-Effective Amendment No. 81.

                         (o) Form of Certificate of Designation for Janus Money
                             Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 1(o) to Post-Effective Amendment No. 81.

                         (p) Form of Certificate of Designation for Janus High-
                             Yield Fund and Janus Olympus Fund is incorporated herein by reference to Exhibit 1(p) to Post-Effective Amendment No. 68.

                         (q) Certificate of Designation for Janus Equity Income
                             Fund is incorporated herein by reference to Exhibit 1(q)to Post-Effective Amendment No. 72.

                         (r) Form of Certificate of Establishment and
                             Designation for Janus Special Situations Fund is incorporated herein by reference to Exhibit 1(r) to Post-Effective Amendment No. 75.

                         (s) Form of Amendment to Registrant's Agreement and
                             Declaration of Trust is incorporated herein by reference to Exhibit 1(s) to Post-Effective Amendment No. 75.

                         (t) Certificate of Establishment and Designation for
                             Janus Global Life Sciences Fund filed as Exhibit 1(t) to Post-Effective Amendment No. 82 has been withdrawn.

                         (u) Certificate of Establishment and Designation for
                             Janus Global Life Sciences Fund is incorporated herein by reference to Exhibit 1(u) to Post-Effective Amendment No. 85.

                         (v) Form of Certificate of Establishment and
                             Designation for Janus Global Technology Fund is incorporated herein by referenced to Exhibit 1(v) to Post-Effective Amendment No. 85.

                         (w) Certificate of Establishment and Designation for
                             Janus Strategic Value Fund is incorporated herein by reference to Exhibit 1(w) to Post-Effective Amendment No. 88.

         Exhibit 2       (a) Restated Bylaws are incorporated herein by
                             reference to Exhibit 2(a) to Post-Effective
                             Amendment No. 71.

                         (b) First Amendment to the Bylaws is incorporated
                             herein by reference to Exhibit 2(b) to Post-
                             Effective Amendment No. 71.

         Exhibit 3       (a) Specimen Stock Certificate for Janus Fund(1) is
                             incorporated herein by reference to Exhibit 4(b) to Post-Effective Amendment No. 79.

                         (b) Specimen Stock Certificate for Janus Growth and
                             Income Fund is incorporated herein by reference to
                             Exhibit 4(b) to Post-Effective Amendment No. 79.

                         (c) Specimen Stock Certificate for Janus Worldwide Fund
                             is incorporated herein by reference to Exhibit 4(c) to Post-Effective Amendment No. 79.

                         (d) Specimen Stock Certificate for Janus Twenty Fund(1)
                             is incorporated herein by reference to Exhibit 4(d) to Post-Effective Amendment No. 80.

                         (e) Specimen Stock Certificate for Janus Flexible
                             Income Fund(1) is incorporated herein by reference to Exhibit 4(e) to Post-Effective Amendment No. 80.

                         (f) Specimen Stock Certificate for Janus Intermediate
                             Government Securities Fund(1) filed as Exhibit 4(f) to Post-Effective Amendment No. 46 has been withdrawn.

                         (g) Specimen Stock Certificate for Janus Venture
                             Fund(1) is incorporated herein by reference to
                             Exhibit 4(g) to Post-Effective Amendment No. 80.

                         (h) Specimen Stock Certificate for Janus Enterprise
                             Fund is incorporated herein by reference to Exhibit 4(h) to Post-Effective Amendment No. 80.

                         (i) Specimen Stock Certificate for Janus Balanced Fund
                             is incorporated herein by reference to Exhibit 4(i) to Post-Effective Amendment No. 80.

                         (j) Specimen Stock Certificate for Janus Short-Term
                             Bond Fund is incorporated herein by reference to
                             Exhibit 4(j) to Post-Effective Amendment No. 80.

                         (k) Specimen Stock Certificate for Janus Federal Tax-
                             Exempt Fund is incorporated herein by reference to
                             Exhibit 4(k) to Post-Effective Amendment No. 81.

                         (l) Specimen Stock Certificate for Janus Mercury Fund
                             is incorporated herein by reference to Exhibit 4(l) to Post-Effective Amendment No. 81.

                         (m) Specimen Stock Certificate for Janus Overseas Fund
                             is incorporated herein by reference to Exhibit 4(m) to Post-Effective Amendment No. 81.

                         (n) Revised Specimen Stock Certificates for Janus High-
                             Yield Fund and Janus Olympus Fund are incorporated herein by reference to Exhibit 4(n) to Post-Effective Amendment No. 79.

                         (o) Revised Specimen Stock Certificate for Janus Equity
                             Income Fund is incorporated herein by reference to
                             Exhibit 4(o) to Post-Effective Amendment No. 79.

                         (p) Revised Specimen Stock Certificate for Janus
                             Special Situations Fund is incorporated herein by reference to Exhibit 4(p) to Post-Effective Amendment No. 79.

                         (q) Specimen Stock Certificate for Janus Global Life
                             Sciences Fund filed as Exhibit 4(q) to Post-
                             Effective Amendment No. 82 has been withdrawn.

                         (r) Form of Specimen Stock Certificate for Janus Global
                             Life Sciences Fund is incorporated herein by reference to Exhibit 3(r) to Post-Effective Amendment No. 85.

                         (s) Form of Specimen Stock Certificate for Janus Global
                             Technology Fund is incorporated herein by reference to Exhibit 3(s) to Post-Effective Amendment No. 85.

         Exhibit 4       (a) Investment Advisory Agreement for Janus Fund dated
                             July 1, 1997, is incorporated herein by reference to Exhibit 5(a) to Post-Effective Amendment No. 83.

                         (b) Investment Advisory Agreements for Janus Growth and
                             Income Fund and Janus Worldwide Fund dated July 1, 1997, are incorporated herein by reference to
                             Exhibit 5(b) to Post-Effective Amendment No. 83.

                         (c) Investment Advisory Agreements for Janus Twenty
                             Fund and Janus Venture Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(c) to Post-Effective Amendment No. 83.

                         (d) Investment Advisory Agreement for Janus Flexible
                             Income Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(d) to Post-Effective Amendment No. 83.

                         (e) Investment Advisory Agreements for Janus
                             Enterprise Fund, Janus Balanced Fund, and Janus Short-Term Bond Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(e) to Post-Effective Amendment No. 83.

                         (f) Investment Advisory Agreements for Janus Federal
                             Tax-Exempt Fund and Janus Mercury Fund dated
                             July 1, 1997, are incorporated herein by reference to Exhibit 5(f) to Post-Effective Amendment No. 83.

                         (g) Investment Advisory Agreement for Janus Overseas
                             Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(g) to Post-Effective Amendment No. 83.

                         (h) Investment Advisory Agreements for Janus Money
                             Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund dated July 1, 1997, are

                             Incorporated herein by reference to Exhibit 5(h) to Post-Effective Amendment No. 83.

                         (i) Investment Advisory Agreement for Janus High-Yield
                             Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(i) to Post-Effective Amendment No. 83.

                         (j) Investment Advisory Agreement for Janus Olympus
                             Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(j) to Post-Effective Amendment No. 83.

                         (k) Investment Advisory Agreement for Janus Equity
                             Income Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(k) to Post-Effective Amendment No. 83.

                         (l) Investment Advisory Agreement for Janus Special
                             Situations Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(l) to Post-Effective Amendment No. 83.

                         (m) Investment Advisory Agreement for Janus Global Life
                             Sciences Fund filed as Exhibit 5(m) to Post-
                             Effective Amendment No. 82 has been withdrawn.

                         (n) Form of Investment Advisory Agreement for Janus
                             Global Life Sciences Fund is incorporated herein by reference to Exhibit 4(n) to Post-Effective Amendment No. 85.

                         (o) Form of Investment Advisory Agreement for Janus
                             Global Technology Fund is incorporated herein by reference to Exhibit 4(o) to Post-Effective Amendment No. 85.

                         (p) Investment Advisory Agreement for Janus Strategic
                             Value Fund is incorporated herein by reference to
                             Exhibit 4(p) to Post-Effective Amendment No. 88.

         Exhibit 5 Distribution Agreement between Janus Investment Fund and Janus Distributors, Inc., dated July 1, 1997, is incorporated herein by reference to
                             Exhibit 6 to Post-Effective Amendment No. 83.

         Exhibit 6           Not Applicable.

         Exhibit 7       (a) Custodian Contract between Janus Investment Fund
                             and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 8(a) to Post-Effective Amendment No. 79.

                         (b) Amendment dated April 25, 1990, of State Street
                             Custodian Contract is incorporated herein by reference to Exhibit 8(b) to Post-Effective Amendment No. 79.

                         (c) Letter Agreement dated February 1, 1991, regarding
                             State Street Custodian Contract is incorporated herein by reference to Exhibit 8(c) to Post-Effective Amendment No. 79.

                         (d) Custodian Contract between Janus Investment Fund
                             and Investors Fiduciary Trust Company filed as
                             Exhibit 8(d) to Post-Effective Amendment No. 79 has been withdrawn.

                         (e) Letter Agreement dated October 9, 1992, regarding
                             State Street Custodian Agreement is incorporated herein by reference to Exhibit 8(e) to Post-Effective Amendment No. 81.

                         (f) Letter Agreement dated April 28, 1993, regarding
                             State Street Custodian Agreement is incorporated herein by reference to Exhibit 8(f) to Post-Effective Amendment No. 81.

                         (g) Letter Agreement dated April 4, 1994, regarding
                             State Street Custodian Agreement is incorporated herein by reference to Exhibit 8(g) to Post-Effective Amendment No. 81.

                         (h) Form of Custody Agreement between Janus Investment
                             Fund, on behalf of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund, and United Missouri Bank, N.A. filed as Exhibit 8(h) to Post-Effective Amendment No. 81 has been withdrawn.

                         (i) Letter Agreement dated December 12, 1995, regarding
                             State Street Custodian Contract is incorporated herein by reference to Exhibit 8(i) to Post-Effective Amendment No. 72.

                         (j) Amendment dated October 11, 1995, of State Street
                             Custodian Contract is incorporated herein by reference to Exhibit 8(j) to Post-Effective Amendment No. 71.

                         (k) Form of Amendment dated September 10, 1996, of
                             State Street Custodian Contract is incorporated herein by reference to Exhibit 8(k) to Post-Effective Amendment No. 75.

                         (l) Letter Agreement dated September 10, 1996,
                             regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(l) to Post-Effective Amendment No. 75.

                         (m) Form of Subcustodian Contract between United
                             Missouri Bank, N.A., and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 8(m) to Post-Effective Amendment No. 75.

                         (n) Form of Letter Agreement dated September 9, 1997,
                             regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(n) to Post-Effective Amendment No. 82.

                         (o) Form of Letter Agreement dated September 14, 1998,
                             regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 7(o) to Post-Effective Amendment No. 85.

                         (p) Letter Agreement dated September 14, 1999,
                             regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 7(p) to Post-Effective Amendment No. 88.

                         (q) Global Custody Services Agreement between Janus
                             Investment Fund, on behalf of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund, and Citibank, N.A. dated March 15, 1999 is incorporated herein by reference to Exhibit 7(q) to Post-Effective Amendment No. 88.

         Exhibit 8       (a) Transfer Agency Agreement with Investors Fiduciary
                             Trust Company filed as Exhibit 9(a) to Post-
                             Effective Amendment No. 79 has been withdrawn.

                         (b) Subagency Agreement between Janus Service
                             Corporation and Investors Fiduciary Trust Company filed as Exhibit 9(b) to Post-Effective Amendment No. 79 has been withdrawn.

                         (c) Form of Administration Agreement with Janus Capital
                             Corporation for Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 9(c) to Post-Effective Amendment No. 81.

                         (d) Transfer Agency Agreement dated December 9, 1994,
                             with Janus Service Corporation for Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund filed as Exhibit 9(d) to Post-Effective Amendment No. 64 has been withdrawn.

                         (e) Transfer Agency Agreement dated September 27, 1995,
                             with Janus Service Corporation for Janus Money Market Fund, Janus Government Money Market Fund, Janus Tax-Exempt Money Market Fund, Janus High-Yield Fund and Janus Olympus Fund is incorporated herein by reference to Exhibit 9(e) to Post-Effective Amendment No. 70.

                         (f) Letter Agreement dated December 21, 1995, regarding
                             Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 9(f) to Post-Effective Amendment No. 72.

                         (g) Letter Agreement dated May 21, 1996, regarding
                             Janus Service Corporation Transfer Agency Agreement is incorporated by reference to Exhibit 9(g) to Post-Effective Amendment No. 73.

                         (h) Form of Amended Administration Agreement with Janus
                             Capital Corporation for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated by reference to Exhibit 9(h) to Post-Effective Amendment No. 77.

                         (i) Letter Agreement dated September 10, 1996,
                             regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to
                             Exhibit 9(i) to Post-Effective Amendment No. 76.

                         (j) Letter Agreement dated September 9, 1997, regarding
                             Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 9(j) to Post-Effective Amendment No. 82.

                         (k) Form of Letter Agreement dated September 14, 1998,
                             regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to
                             Exhibit 8(k) to Post-Effective Amendment No. 85.

                         (l) Letter agreement dated September 14, 1999,
                             regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to
                             Exhibit 8(l) to Post-Effective Amendment No. 88.

         Exhibit 9      (a) Opinion and Consent of Messrs. Davis, Graham &
                            Stubbs with respect to shares of Janus Fund is incorporated herein by reference to Exhibit 10 (a) to Post-Effective Amendment No. 79.

                        (b) Opinion and Consent of Fund Counsel with respect to
                            shares of Janus Growth and Income Fund and Janus Worldwide Fund is incorporated herein by reference to Exhibit 10(b) to Post-Effective Amendment No. 79.

                        (c) Opinion and Consent of Fund Counsel with respect to
                            shares of Janus Enterprise Fund, Janus Balanced Fund and Janus Short-Term Bond Fund is incorporated herein by reference to Exhibit 10(c) to Post-Effective Amendment No. 80.

                        (d) Opinion and Consent of Messrs. Sullivan and
                            Worcester with respect to shares of Janus Twenty Fund is incorporated herein by reference to Exhibit 10(d) to Post-Effective Amendment No. 81.

                        (e) Opinion and Consent of Messrs. Sullivan and
                            Worcester with respect to shares of Janus Venture Fund is incorporated herein by reference to
                            Exhibit 10(e) to Post-Effective Amendment No. 81.

                        (f) Opinion and Consent of Messrs. Sullivan and
                            Worcester with respect to shares of Janus Flexible Income Fund is incorporated herein by reference to
                            Exhibit 10(f) to Post-Effective Amendment No. 81.

                        (g) Opinion and Consent of Messrs. Sullivan and
                            Worcester with respect to shares of Janus
                            Intermediate Government Securities Fund filed as
                            Exhibit 10(g) to Post-Effective Amendment No. 46 has been withdrawn.

                        (h) Opinion and Consent of Fund Counsel with respect to
                            shares of Janus Federal Tax-Exempt Fund and Janus Mercury Fund is incorporated herein by reference to
                            Exhibit 10(h) to Post-Effective Amendment No. 81.

                        (i) Opinion and Consent of Fund Counsel with respect to
                            shares of Janus Overseas Fund is incorporated herein by reference to Exhibit 10(i) to Post-Effective Amendment No. 81.

                        (j) Opinion and Consent of Fund Counsel with respect to
                            shares of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 10(j) to Post-Effective Amendment No. 81.

                        (k) Opinion and Consent of Fund Counsel with respect to
                            Institutional Shares of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 10(k) to Post-Effective Amendment No. 81.

                        (l) Opinion and Consent of Fund Counsel with respect to
                            shares of Janus High-Yield Fund and Janus Olympus Fund is incorporated herein by reference to Exhibit 10(l) to Post-Effective Amendment No. 68.

                        (m) Opinion and Consent of Fund Counsel with respect to
                            shares of Janus Equity Income Fund is incorporated herein by reference to Exhibit 10(m) to Post-Effective Amendment No. 72.

                        (n) Opinion and Consent of Fund Counsel with respect to
                            shares of Janus Special Situations Fund is incorporated herein by reference to Exhibit 10(n) to Post-Effective Amendment No. 75.

                        (o) Opinion and Consent of Fund Counsel with respect to
                            shares of Janus Money Market Fund, Janus Government

                            Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 10(o) to Post-Effective Amendment No. 76.

                        (p) Opinion and Consent of Fund Counsel with respect to
                            shares of Janus Global Life Sciences Fund filed as
                            Exhibit 10(p) to Post-Effective Amendment No. 82 has been withdrawn.

                        (q) Opinion and Consent of Fund Counsel with respect to
                            shares of Janus Global Life Sciences Fund and Janus Global Technology Fund is incorporated herein by reference to Exhibit 9(q) to Post-Effective Amendment No. 85.

                        (r) Opinion and Consent of Fund Counsel with respect to
                            shares of Janus Strategic Value Fund is incorporated herein by reference to Exhibit 9(r) to Post-Effective Amendment.

         Exhibit 10 Consent of PricewaterhouseCoopers LLP is filed herein as Exhibit 10.

         Exhibit 11         Not Applicable.

         Exhibit 12         Not Applicable.

         Exhibit 13         Not Applicable.

         Exhibit 14         Not Applicable.

         Exhibit 15     (a) Form of plan entered into by Janus Money Market
                            Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund pursuant to Rule 18f-3 setting forth the separate arrangement and expense allocation of each class of such Funds filed as
                            Exhibit 18 to Post-Effective Amendment No. 66 has been withdrawn.

                        (b) Restated form of Rule 18f-3 Plan entered into by
                            Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 18(b) to Post-Effective Amendment No. 69.

                        (c) Amended and Restated form of Rule 18f-3 Plan entered
                            into by Janus Money Market Fund, Janus Government

                            Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 18(c) to Post-Effective Amendment No. 78.

         Exhibit 16 Powers of Attorney dated as of May 20, 1997 are incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 81.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH FUND

                  None

ITEM 25. INDEMNIFICATION

     Article VIII of Janus Investment Fund's Agreement and Declaration of
Trust provides for indemnification of certain persons acting on behalf of the Funds. In general, Trustees and officers will be indemnified against liability and against all expenses of litigation incurred by them in connection with any claim, action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their Fund office, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, or unless it has been determined that they have not acted in good faith in the reasonable belief that their actions were in or not opposed to the best interests of the Funds. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Funds also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Funds if his conduct is later determined to preclude indemnification, and that either he provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of disinterested Trustees, or independent counsel in a written opinion, determines that he ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees and officers.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     The only business of Janus Capital Corporation is to serve as the investment adviser of the Fund and as investment adviser or subadviser to several other mutual funds and private and retirement accounts. Business backgrounds of the principal executive officers and directors of the adviser that also hold positions with the Registrant are included under "Officers and Trustees" in the currently effective Statements of Additional Information of the Registrant. The remaining principal executive officers of the investment adviser and their positions with the adviser and affiliated entities are: Mark B. Whiston, Vice President and Chief Marketing Officer of Janus Capital Corporation, Director and President of Janus Capital International Ltd., Director of Janus World Funds Plc; Marjorie G. Hurd, Vice President and Chief Operations Officer of

Janus Capital Corporation, Director and President of Janus Service Corporation; and Stephen L. Stieneker, Vice President, Public Affairs and Vice President of Compliance of Janus Capital Corporation. Mr. Michael E. Herman, a director of Janus Capital Corporation, is Chairman of the Finance Committee (1990 to present) of Ewing Marion Kauffman Foundation, 4900 Oak, Kansas City, Missouri 64112. Mr. Michael N. Stolper, a director of Janus Capital Corporation, is President of Stolper & Company, Inc., 600 West Broadway, Suite 1010, San Diego, California 92101, an investment performance consultant. Mr. Thomas A. McDonnell, a director of Janus Capital Corporation, is PRESIDENT, CHIEF EXECUTIVE OFFICER AND A DIRECTOR OF DST SYSTEMS, INC., 333 WEST 11TH STREET, 5TH Floor,
Kansas City, Missouri 64105, provider of data processing and recordkeeping services for various mutual funds, and is Executive Vice President and a director of Kansas City Southern Industries, Inc., 114 W. 11th Street, Kansas City, Missouri 64105, a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Mr. Landon H. Rowland, a director of Janus Capital Corporation, is President and Chief Executive Officer of Kansas City Southern Industries, Inc.

ITEM 27. PRINCIPAL UNDERWRITERS

     (a) Janus Distributors, Inc. ("Janus Distributors") serves as a principal underwriter for the Fund and Janus Aspen Series.

     (b) The principal business address, positions with Janus Distributors and positions with Registrant of Thomas E. Early, Kelley Abbott Howes, and Steven R. Goodbarn, officers and directors of Janus Distributors, are described under "Officers and Trustees" in the Statements of Additional Information included in this Registration Statement. The remaining principal executive officer of Janus Distributors is Marjorie G. Hurd, Director and President. Ms. Hurd does not hold any positions with the Registrant. Ms. Hurd's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by Janus Capital Corporation and Janus Service Corporation, both of which are located at 100 Fillmore Street, Denver, Colorado 80206-4928, and by State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts 02101, and Citibank, N.A., 111 Wall Street, New York, New York 10043.

ITEM 29. MANAGEMENT SERVICES

     The Fund has no management-related service contract which is not discussed in Part A or Part B of this form.

ITEM 30. UNDERTAKINGS

      Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, THERETO DULY AUTHORIZED, IN THE CITY OF DENVER, AND STATE OF COLORADO, ON THE 14TH day of January, 2000.

                                   JANUS INVESTMENT FUND

                                   BY:  /S/ THOMAS H. BAILEY
                                        Thomas H. Bailey, President

     Janus Investment Fund is organized under an Agreement and Declaration of Trust dated February 11, 1986, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant personally, but bind only the trust property of the Registrant, as provided in the Agreement and Declaration of Trust of the Registrant. The execution of this Amendment to the Registration Statement has been authorized by the Trustees of the Registrant and this Amendment to the Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them personally, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                     TITLE                            DATE

/s/ Thomas H. Bailey          President                        January 14, 2000
Thomas H. Bailey              (Principal Executive
                              Officer) and Trustee

/s/ Steven R. Goodbarn        Vice President and               January 14, 2000
Steven R. Goodbarn            Chief Financial Officer
                              (Principal Financial
                              Officer)

/s/ Glenn P. O'Flaherty       Treasurer and Chief              January 14, 2000
Glenn P. O'Flaherty           Accounting Officer
                              (Principal Accounting
                              Officer)

/s/ James P. Craig, III       Trustee                          January 14, 2000
James P. Craig, III

Gary O. Loo*                  Trustee                          January 14, 2000
Gary O. Loo

Dennis B. Mullen*             Trustee                          January 14, 2000
Dennis B. Mullen

James T. Rothe*               Trustee                          January 14, 2000
James T. Rothe

William D. Stewart*           Trustee                          January 14, 2000
William D. Stewart

Martin H. Waldinger*          Trustee                          January 14, 2000
Martin H. Waldinger



/s/ Steven R. Goodbarn
*By      Steven R. Goodbarn

         Attorney-in-Fact

                                INDEX OF EXHIBITS

Exhibit 10                 Consent of PricewaterhouseCoopers LLP